UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2006

OLYMPUS COMMUNICATIONS, L.P.

OLYMPUS CAPITAL CORPORATION

FRONTIERVISION OPERATING PARTNERS, L.P.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS, L.P.

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

ARAHOVA COMMUNICATIONS, INC.

(Exact name of registrants as specified in their respective charters)

Delaware	333-19327	25-1622615
Delaware	333-19327-01	23-2868925
Delaware	333-9535	84-1316775
Delaware	333-9535-01	84-1353734
Delaware	333-36519	84-1432334
Delaware	333-36519-01	84-1432976
Delaware	333-75567-01	84-1481765
Delaware	0-16899	25-1844576
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5619 DTC Parkway—Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 268-6300
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2006, pursuant to three orders (the “Final Forfeiture Orders”) of the United States District Court for the Southern District of New York (the “District Court”), all right, title and interest in the Forfeited Managed Cable Entities (as defined below) previously held by members of the John J. Rigas family (the “Rigas Family”) and entities owned or controlled by the Rigas Family (the “Rigas Family Entities”) prior to the entry of the Consent Order of Forfeiture (the “Forfeiture Order”) entered by the District Court on June 8, 2005, were transferred to certain subsidiaries (the “Adelphia Subsidiaries”) of Adelphia Cablevision, LLC, a wholly owned subsidiary of Adelphia Communications Corporation (the “Company” or “Adelphia”) free and clear of all liens, claims, encumbrances and adverse interests in accordance with the Final Forfeiture Orders, subject to certain limitations set forth in the Final Forfeiture Orders. The forfeited assets acquired by the Adelphia Subsidiaries (the “Forfeited Managed Cable Entities”) pursuant to the Final Forfeiture Orders include the cable systems that were nominally owned by certain members of the Rigas Family and Rigas Family Entities and managed by us (other than Coudersport Television Cable Co. (“Coudersport”) and Bucktail Broadcasting Corp. (“Bucktail”)).

Pursuant to that certain order of the United States Bankruptcy Court for the Southern District of New York entered on May 26, 2005 (the “Settlement Order”), which approved certain settlement agreements by and among certain of the Company, the Securities and Exchange Commission (the “SEC”), the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”) and certain members of the Rigas Family, (i) the Forfeited Managed Cable Entities and the Adelphia Subsidiaries were ordered to guarantee the obligations of the borrowers under that certain Credit Agreement, dated April 14, 2000, as amended and supplemented (the “Century Credit Agreement”), that certain credit agreement, dated May 6, 1999, as amended and supplemented (the “UCA Credit Agreement”), and that certain credit agreement, dated September 28, 2001, as amended and supplemented (the “Olympus Credit Agreement,” and together with the Century Credit Agreement and the UCA Credit Agreement, the “Prepetition Credit Agreements”), and (ii) the Adelphia Subsidiaries were ordered to pledge to the administrative agents of the Prepetition Credit Agreements, for the benefit of the agents and lenders under such Prepetition Credit Agreements, certain equity interests owned by them in the Forfeited Managed Cable Entities.

On March 30, 2006, each of Century MCE, LLC, Cablevision Business Services, Inc., Desert Hot Springs Cablevision, Inc., Highland Carlsbad Cablevision, Inc., Highland Carlsbad Operating Subsidiary, Inc., Highland Prestige Georgia, Inc. and Prestige Communications, Inc. entered into guaranty agreements for the benefit of Bank of America, N.A., in its capacity as administrative agent under the Century Credit Agreement, pursuant to which each such entity agreed to guarantee the obligations of the borrowers under the Century Credit Agreement.

On March 30, 2006, each of UCA MCE I, LLC, UCA MCE II, LLC, Hilton Head Communications, L.P. and Ionian Communications, L.P. entered into guaranty agreements for the benefit of First Union National Bank, in its capacity as administrative agent under the UCA Credit Agreement, pursuant to which each such entity agreed to guarantee the obligations of the borrowers under the UCA Credit Agreement.

On March 30, 2006, each of Olympus MCE I, LLC, Olympus MCE II, LLC, Adelphia Cablevision Associates of Radnor, L.P., Adelphia Cablevision of West Palm Beach, LLC, Adelphia Cablevision of West Palm Beach II, LLC, Henderson Community Antenna Television, Inc., Highland Video Associates, L.P. and Montgomery Cablevision Associates, L.P., entered into guaranty agreements for the benefit of the Bank of Montreal, in its capacity as administrative agent under the Olympus Credit Agreement, pursuant to which each such entity agreed to guarantee the obligations of the borrowers under the Olympus Credit Agreement.

On March 30, 2006, Century MCE, LLC entered into a pledge agreement for the benefit of Bank of America, N.A., in its capacity as administrative agent under the Century Credit Agreement, pursuant to which Century MCE, LLC pledged to the Bank of America, N.A., for the benefit of the agents and lenders under Century Credit Agreement, certain equity interests owned by it in Cablevision Business Services, Inc., Desert Hot Springs Cablevision, Inc., Highland Carlsbad Cablevision, Inc., Highland Carlsbad Operating Subsidiary, Inc., Highland Prestige Georgia, Inc. and Prestige Communications, Inc.

On March 30, 2006, each of UCA MCE I, LLC and UCA MCE II, LLC entered into pledge agreements for the benefit of First Union National Bank, in its capacity as administrative agent under the UCA Credit Agreement, pursuant to which each such entity pledged to First Union National Bank, for the benefit of the agents and lenders under UCA Credit Agreement, certain equity interests owned by them in Hilton Head Communications, L.P. and Ionian Communications, L.P.

On March 30, 2006, each of Olympus MCE I, LLC and Olympus MCE II, LLC entered into pledge agreements for the benefit of the Bank of Montreal, in its capacity as administrative agent under the Olympus Credit Agreement, pursuant to which each such entity pledged to the Bank of Montreal, for the benefit of the agents and lenders under Olympus Credit Agreement, certain equity interests owned by them in Adelphia Cablevision Associates of Radnor, L.P., Adelphia Cablevision of West Palm Beach, LLC, Adelphia Cablevision of West Palm Beach II, LLC, Henderson Community Antenna Television, Inc., Highland Video Associates, L.P. and Montgomery Cablevision Associates, L.P.

In addition, pursuant to the Settlement Order, on March 30, 2006, each of the entities that are borrowers or guarantors under the Olympus Credit Agreement entered into a security agreement pursuant to which each such entity agreed to grant in favor of the Bank of Montreal, in its capacity as administrative agent under the Olympus Credit Agreement, a limited security interest in certain of its assets in exchange for the agents and lenders under the Olympus Credit Agreement agreeing to forbear from exercising any and all rights and remedies against Coudersport and Bucktail or the equity interests representing the ownership of Coudersport or Bucktail, whether arising under the terms of the Olympus Credit Agreement, applicable law or otherwise.

As previously announced, the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders appointed in the bankruptcy cases of the Company and its subsidiaries, including the Registrants, have initiated an adversary proceeding and are prosecuting claims against the lenders and agents under the Company’s and its subsidiaries’ pre-petition credit facilities (the “Litigation”). A more complete description of the Litigation is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 Form 10-K”) as filed with the SEC on March 29, 2006. The Litigation has been transferred to the District Court, and the District Court will have jurisdiction over the Litigation, except with respect to certain motions to dismiss that are pending before the Bankruptcy Court. The foregoing summary of the Litigation is qualified in its entirety by reference to the description of the Litigation in the 2005 Form 10-K.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements. All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, settlements with the SEC and the U.S. Attorney, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to Time Warner and Comcast is approved and consummated, whether the transactions contemplated by the proposed settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those transactions are consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its broadband network, technological developments, changes in general economic conditions, and those discussed under Item 1A, “Risk Factors,” in the Company’s 2005 Form 10-K. Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 5, 2006

OLYMPUS COMMUNICATIONS, L.P. (Registrant)

By:	ACC OPERATIONS, INC.,
its Managing General Partner

	By:			/s/ Brad M. Sonnenberg
	Name:	Brad M. Sonnenberg
	Title:	Executive Vice President, General Counsel and Secretary

OLYMPUS CAPITAL CORPORATION (Registrant)

By:	/s/ Brad M. Sonnenberg
	Name:			Brad M. Sonnenberg
	Title:			Executive Vice President, General Counsel and Secretary

FRONTIERVISION OPERATING PARTNERS, L.P.
(Registrant)

By:	FRONTIERVISION HOLDINGS, L.P.,
its General Partner

	By:			FRONTIERVISION PARTNERS, L.P.,
its General Partner

	By:	ADELPHIA GP HOLDINGS, L.L.C., its
General Partner

	By:	ACC OPERATIONS, INC., its Sole Member

		By:	/s/ Brad M. Sonnenberg
			Name:	Brad M. Sonnenberg
			Title:	Executive Vice President, General Counsel and Secretary

FRONTIERVISION CAPITAL CORPORATION (Registrant)

By:	/s/ Brad M. Sonnenberg
	Name:			Brad M. Sonnenberg
	Title:			Executive Vice President, General Counsel and Secretary

FRONTIERVISION HOLDINGS, L.P. (Registrant)

By:	FRONTIERVISION PARTNERS, L.P.,
its General Partner

	By:			ADELPHIA GP HOLDINGS, L.L.C., its
General Partner

	By:	ACC OPERATIONS, INC., its Sole Member

		By:	/s/ Brad M. Sonnenberg
			Name:	Brad M. Sonnenberg
			Title:	Executive Vice President, General Counsel and Secretary

FRONTIERVISION HOLDINGS CAPITAL
CORPORATION (Registrant)

By:	/s/ Brad M. Sonnenberg
	Name:	Brad M. Sonnenberg
	Title:	Executive Vice President, General Counsel and Secretary

FRONTIERVISION HOLDINGS CAPITAL II
CORPORATION (Registrant)

By:	/s/ Brad M. Sonnenberg
	Name:	Brad M. Sonnenberg
	Title:	Executive Vice President, General Counsel and Secretary

ARAHOVA COMMUNICATIONS, INC. (Registrant)

By:	/s/ Brad M. Sonnenberg
	Name:	Brad M. Sonnenberg
	Title:	Executive Vice President, General Counsel and Secretary